Exhibit 99.1

Management Diagnostics Limited

Directors' Report and Consolidated Financial Statements

for the year ended 31 December 2013

Company Number – 3714017 (England & Wales)

Management Diagnostics Limited

Company Information

Directors	E Bell	(resigned 31 October 2014)
	P Cenatiempo	(resigned 6 November 2013)
	J Daly	(resigned 31 October 2014)
N Davies
	A Gupta	(appointed 6 November 2013)
	A Gupta	(resigned 31 October 2014)
	C Ireland	(resigned 31 October 2014)
	R MacWilliams	(resigned 31 October 2014)
	J L Sainty	(resigned 31 October 2014)
	M Crosby	(appointed 31 October 2014)
	J Ferrara	(appointed 31 October 2014)

Company Secretary	N Davies	(resigned 31 October 2014)
	V Soman	(appointed 31 October 2014)

Company Number	3714017 (England and Wales)

Registered Office	Elizabeth House
5th Floor
York Rd
London
SE1 7NQ

Auditors	Grant Thornton UK LLP
Chartered Accountants
and Registered Auditors
Grant Thornton House
Melton Street
Euston Square
London NW1 2EP

Management Diagnostics Limited

Contents

Page

Directors' Report	1 - 3

Strategic Report	4 - 5

Statement of Directors' Responsibilities	6

Independent Auditor’s Report	7 - 8

Consolidated Profit and Loss Account	9

Consolidated Statement of Total Recognised Gains and Losses	10

Consolidated Balance Sheet	11

Parent Company Balance Sheet	12

Consolidated Statement of Cash Flows	13

Notes to the Financial Statements	14 - 30

Management Diagnostics Limited

Directors' Report

for the year ended 31 December 2013

The directors present their report and the financial statements for the year ended 31 December 2013. The financial statements consolidate the activities of Management Diagnostics Limited and its two operating subsidiaries Boardex LLC and Boardex India Pvt Limited.

Dividends

The directors do not recommend the payment of a dividend (2012 - nil). It is proposed that the retained profit of £484,722 (2012 - £368,021) be transferred to reserves.

Directors and their interests

The directors who served during the year and their direct and beneficial interests as at 31 December 2013 (or the date of their appointment to the board if later) and 31 December 2012 are as stated below.

	Class of Share	Number of Shares
		2013	2012

E Bell	Ordinary ‘A’ Shares	4,965	4,965
E Bell	Ordinary ‘B’ Shares	1,409	1,409
E Bell	Ordinary ‘C’ Shares	70	70
J Daly	Ordinary ‘B’ Shares	94,513	94,513
J Daly	Ordinary ‘C’ Shares	465	465
N Davies	Ordinary ‘C’ Shares	93	93
C Ireland	Ordinary ‘B’ Shares	23,554	23,554
C Ireland	Ordinary ‘C’ Shares	139	139
R MacWilliams	Ordinary ‘A’ Shares	2,500	2,500
R MacWilliams	Ordinary ‘B’ Shares	47,859	20,172
R MacWilliams	Ordinary ‘C’ Shares	233	233
J L Sainty	Ordinary ‘A’ Shares	940,192	940,192
J L Sainty	Ordinary ‘B’ Shares	675,769	675,769

Neither P Cenatiempo nor A Gupta hold or held any shares in the Company.

Management Diagnostics Limited

Directors' Report

for the year ended 31 December 2013 (continued)

Directors and their interests (continued)

The directors held the following options over Ordinary ‘B’ shares at 31 December 2013:

Name	No of Options	Date of Grant	Exercise Price

J Daly
	40,946	21 Aug 2006	£3.50
	58,337	22 June 2012	£5.14

N Davies
	30,120	21 Aug 2006	£3.50
	1,100	22 Jan 2007	£3.50
	4,900	22 Jan 2007	£0.10
	13,396	22 June 2012	£5.14

C Ireland
	21,125	21 Aug 2006	£3.50
	628	22 Jan 2007	£3.50
	2,803	22 Jan 2007	£0.10
	15,777	22 June 2012	£5.14

R MacWilliams
	104,971	22 June 2012	£5.14

With the exception of the options granted on 22 June 2012 which vested in full on issue, options vest as follows: 1/3rd on the first anniversary of the date of grant, a further 1/3rd on the second anniversary of the date of grant and the final 1/3rd on the third anniversary of the date of grant. In addition options vest in full at any time when Management Diagnostics Limited experiences a change in control or a liquefying event.

No options were exercised in the year.

233,442 Ordinary ‘B’ shares of the company (2012 - 261,129 Ordinary ‘B’ shares) are held under an Employee Share Ownership Trust (ESOP) (see note 19).

On 1 August 2013 27,687 of the Ordinary ‘B’ shares held by the ESOP were issued to Mr MacWilliams pursuant to the terms of his Deferred Compensation Plan.

Management Diagnostics Limited

Directors' Report

for the year ended 31 December 2013 (continued)

This report was approved by the Board and signed on its behalf on 14 January 2015.

N Davies, Director

Management Diagnostics Limited

Strategic Report

for the year ended 31 December 2013

Principal activities and review of business

The Group is dedicated to developing and providing innovative analysis of a broad range of European, North American and other international companies and of the directors and senior executives within those companies. The Group's principal activity is that of the research, development and provision of research and business services. The principal activities of the companies in the group are described in note 10.

During the year the Group has continued the development of its RCM Platform which has been deployed in a number of clients and which is used by those clients to use their relationship capital to impact on their business initiatives, to help to increase their revenues and to build their long term relationship franchise value.

Results

The results for the year are set out on page 9. Turnover increased to £6,096,494 (2012 - £5,769,926).

Financial risk management

The directors' financial risk management objective is to maximise financial assets and minimise financial liabilities whilst not engaging in speculation. The financial risks faced by the Group include:

-	interest rates earned on cash and short-term investments;
-	liquidity of investments; and
-	foreign currency fluctuations.

The directors manage each of the above mentioned financial risks as follows:

-	continually review short-term investments to ensure the maximum rates of return are being achieved;
-	only short-term investments are entered into; and
-	actively review and approve the terms of the parties to significant commercial contracts where payment is not anticipated in advance.

Management Diagnostics Limited

Strategic Report

for the year ended 31 December 2013 (continued)

Going concern

The Group's business activities, together with the factors likely to affect its future development, are set out in the principal activities and review of business section.

The Group’s strategy has been incorporated into detailed forecasts which have been subject to scrutiny and sensitivity analysis. After considering a number of factors which include robust renewal rates and the current sales pipeline the Directors, in conjunction with the ability to manage the Group's cost and cash resources, have a reasonable expectation that the parent company and the group will continue in operational existence for the foreseeable future. Accordingly they continue to adopt the going concern basis in preparing the accounts.

This report was approved by the Board and signed on its behalf on 14 January 2015.

N Davies, Director

Management Diagnostics Limited

Statement of Directors' Responsibilities

The directors are responsible for preparing the Annual Report and the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year. Under that law the directors have elected to prepare financial statements in accordance with United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice). The financial statements are required by law to give a true and fair view of the state of affairs of the group and parent company and of the profit or loss of the group for that period. In preparing these financial statements, the directors are required to:

-	select suitable accounting policies and then apply them consistently;
-	make judgments and estimates that are reasonable and prudent;
-	state whether applicable UK Accounting Standards have been followed, subject to any material departures disclosed and explained in the financial statements; and

-	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping adequate accounting records that disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the financial statements comply with the Companies Act 2006. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

In so far as the directors are aware:

-	there is no relevant audit information of which the company's auditors are unaware; and
-	the directors have taken all steps that they ought to have taken to make themselves aware of any relevant audit information and to establish that the auditors are aware of that information.

The directors are responsible for the maintenance and integrity of the corporate and financial information included on the company's website. Legislation in the United Kingdom governing the preparation and dissemination of financial statements may differ from legislation in other jurisdictions.

This statement was approved by the Board and signed on its behalf on 14 January 2015.

N Davies

Director

Management Diagnostics Limited

Independent auditor’s report

Board of Directors

Management Diagnostics Limited

We have audited the accompanying consolidated financial statements of Management Diagnostics Limited and its subsidiaries, which comprise the consolidated and parent company balance sheets as of 31 December 2013, and the related consolidated profit and loss account, consolidated statement of total recognised gains and losses and consolidated cash flow statement for the year then ended, and the related notes to the financial statements.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law); this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Management Diagnostics Limited and its subsidiaries as of 31 December 2013, and the results of their operations and their cash flows for the year then ended in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law).

Other matter

The corresponding figures presented in the financial statements for the year ended 31 December 2013 were obtained from prior period financial statements that were not audited, reviewed, or compiled by us and, accordingly, we do not express an opinion or any other form of assurance on them.

GRANT THORNTON UK LLP

LONDON

United Kingdom

14 January 2015

Management Diagnostics Limited

Consolidated Profit and Loss Account

for the year ended 31 December 2013

	Notes	2013	2012
		£	£
			(Unaudited)
Turnover	2	6,096,494	5,769,926

Cost of sales		(93,855)	(90,059)

Gross profit		6,002,639	5,679,867

Administrative expenses		(5,552,777)	(5,372,130)

Operating profit	3	449,862	307,737

Interest receivable and similar income	4	1,846	994

Profit on ordinary activities before taxation		451,708	308,731

Taxation	5	33,014	59,290

Profit on ordinary activities after taxation	16	484,722	368,021

All transactions arise from continuing operations.

The accompanying accounting policies and notes form an integral part of these financial statements.

See accompanying Independent Auditor’s Report

Management Diagnostics Limited

Consolidated Statement of Total Recognised Gains and Losses

for the year ended 31 December 2013

	Notes	2013	2012
		£	£
			(Unaudited)
Profit for the year		484,722	368,021

Exchange loss		(113,581)	(42,618)

Total recognised gains and losses for the year		371,141	325,403

The accompanying accounting policies and notes form an integral part of these accounts.

See accompanying Independent Auditor’s Report

Management Diagnostics Limited

Consolidated Balance Sheet

as at 31 December 2013

	Notes	2013		2012
		£	£	£	£
				(Unaudited)
Fixed assets
Tangible assets	9		4,046,101		4,018,351

Current assets
Debtors	11	896,252		1,133,428
Cash at bank		1,408,124		1,075,415

		2,304,376		2,208,843
Creditors: amounts falling due within one year	12	(670,133)		(638,274)

Net current assets			1,634,243		1,570,569

Total assets less current liabilities			5,680,344		5,588,920

Deferred income	13		(3,031,088)		(3,310,805)

Net assets			2,649,256		2,278,115

Capital and reserves
Called up share capital	15		457,449		457,449
Share premium account	16		16,022,450		16,022,450
ESOP	19		(23,346)		(23,346)
Other reserves	16		559,618		559,618
Profit and loss account	16		(14,366,915)		(14,738,056)

	17		2,649,256		2,278,115

The financial statements were approved by the Board on 14 January 2015.

Director – N Davies

Company No: 3714017

The accompanying accounting policies and notes form an integral part of these financial statements.

See accompanying Independent Auditor’s Report

Management Diagnostics Limited

Parent Company Balance Sheet

as at 31 December 2013

	Notes	2013		2012
		£	£	£	£
				(Unaudited)
Fixed assets
Tangible assets	9		4,237,175		4,201,015
Investments	10		12,503		12,503

			4,249,678		4,213,518
Current assets
Debtors	11	1,267,407		1,472,688
Cash at bank		502,636		558,700

		1,770,043		2,031,388
Creditors: amounts falling due within one year	12	(1,035,065)		(986,288)

Net current assets			734,978		1,045,100

Total assets less current liabilities			4,984,656		5,258,618

Deferred income	13		(3,031,088)		(3,310,805)

Net assets			1,953,568		1,947,813

Capital and reserves
Called up share capital	15		457,449		457,449
Share premium account	16		16,022,450		16,022,450
ESOP	19		(23,346)		(23,346)
Other reserves	16		559,618		559,618
Profit and loss account	16		(15,062,603)		(15,068,358)

	17		1,953,568		1,947,813

The financial statements were approved by the Board on 14 January 2015.

.............................................
Director – N Davies

Company No: 3714017

The accompanying accounting policies and notes form an integral part of these accounts.

See accompanying Independent Auditor’s Report

Management Diagnostics Limited

Consolidated Statement of Cash Flows

as at 31 December 2013

	Notes	2013	2012
		£	£
			(Unaudited)
Net cash inflow from operating activities	18	1,054,659	904,074

Returns on investments and servicing of finance
Interest received		1,846	994

Taxation
Tax received		33,014	212,684

Capital expenditure
Payments made to acquire tangible fixed assets		(756,810)	(749,700)

Net cash inflow before financing		332,709	368,052

Financing
Issue of share capital		-	100
Share premium on issue of share capital		-	20

		-	120

Increase in cash	18	332,709	368,172

The accompanying accounting policies and notes form an integral part of these accounts.

See accompanying Independent Auditor’s Report

Management Diagnostics Limited

Notes to the Financial Statements

for the year ended 31 December 2013 (year ended 31 December 2012 unaudited)

1.	Accounting policies

1.1	Accounting convention
The financial statements are prepared under the historical cost convention and in accordance with U.K. generally accepted accounting principles and include the results of the Company's and the Group’s operations all of which are continuing.

The principal accounting policies of the Group are set out below and have remained unchanged from the previous year.

1.2	Basis of preparation

The group’s strategy has been incorporated into detailed forecasts which have been subject to scrutiny and sensitivity analysis. After considering a number of factors which include robust renewal rates and the current sales pipeline, the Directors, in conjunction with the ability to manage the group's cost and cash resources, have a reasonable expectation that the parent company and the group will continue in operational existence for the foreseeable future. Accordingly they continue to adopt the going concern basis in preparing the accounts.

1.3	Basis of consolidation
The Group financial statements consolidate those of the Company and its operating subsidiaries, Boardex LLC and Boardex India Pvt Limited. MDL ESOP Limited has been consolidated by virtue of its deduction from shareholders’ funds. None of the Company’s dormant subsidiaries have been consolidated. Financial details for the subsidiaries that have not been consolidated are detailed in note 10.

1.4	Turnover
Turnover represents fees earned from the provision of services, including research. The company seeks to match income to services delivered by releasing revenues on a monthly basis over the term of the contract. In this regard the Company will take in account factors such as delivery timescales and / or acceptance criteria in determining if the release point for revenue should be anything other than the start date of the contract. Turnover is exclusive of VAT and other Sales Taxes.

1.5	Database
In accordance with accounting standards UITF 29 – Website development costs and FRS 15 – Tangible Fixed Assets, the Company has capitalised the costs of populating and developing its database as a tangible asset.

Management Diagnostics Limited

Notes to the Financial Statements

for the year ended 31 December 2013 (year ended 31 December 2012 unaudited)

1.	Accounting policies (continued)

1.6	Tangible fixed assets and depreciation
Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life and is as follows:

Office equipment	-	Straight line over three years
Fixtures and fittings	-	Straight line over three years
Database (Technology)	-	Straight line over seven years
Database (Content)	-	Straight line over twenty years

1.7	Retirement benefits

The pension costs charged against operating profits are the contributions payable to defined contribution schemes in respect of the accounting period. Neither the company nor any subsidiary company operates a defined benefit scheme.

1.8	Research and development expenditure
With the exception of expenditure associated with the development of the Database (see note 1.5) research and development expenditure is charged to profits in the period in which it is incurred.

1.9	Foreign exchange gains and losses
Company: Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. Any gains and losses arising on the settlement of any transactions are taken to the profit and loss account.

Group: The balance sheets of overseas subsidiaries are translated at the rate of exchange ruling at the balance sheet date. The profit and loss accounts of overseas subsidiaries are translated at the average rate of exchange for the financial year. Any exchange gains and losses arising on the retranslation of opening net assets and arising as a result of differences between average and year end exchange rates are shown in the Statement of Total Recognised Gains and Losses.

1.10	Operating lease payments
Rentals payable under operating leases are charged to the profit and loss account on a straight line basis of the lease term.

1.11	Provisions for liabilities and charges
A provision is recognised when the group has a legal or constructive obligation as a result of a past event and it is probable that an outflow of economic benefits will be required to settle the obligation.

Management Diagnostics Limited

Notes to the Financial Statements

for the year ended 31 December 2013 (year ended 31 December 2012 unaudited)

1.	Accounting policies (continued)

1.12	Deferred taxation

Deferred tax is recognised on all timing differences where the transactions or events that give the group an obligation to pay more tax in the future, or a right to pay less tax in the future, have occurred by the balance sheet date. Deferred tax assets are recognised when it is more likely than not that they will be recovered. Deferred tax is measured using rates of tax that have been enacted or substantively enacted by the balance date.

1.13	Share based payments

With the exception of share options granted on 22 June 2012 all share options have been granted over issued shares held by the ESOP (see note 19).

The fair value of the employee services received in exchange for the grant of options is recognised as an expense. The total amount to be expensed rateably over the vesting period is determined by reference to the fair value of the options at the grant date, excluding the impact of any non-market vesting conditions. Non-market vesting conditions are included in the assumptions about the number of options that are expected to become exercisable. This estimate is revised at each balance sheet date and the difference is charged or credited to the profit and loss account, with a corresponding adjustment to equity. The proceeds received on exercise of the options (net of any directly attributable transaction costs) are credited to equity.

2.	Turnover	2013	2012
		£	£

	By geographic market:
	UK and Europe	2,691,409	2,745,917
	North America	3,405,085	3,024,009

		6,096,494	5,769,926

3.	Operating profit	2013	2012
		£	£

	Operating profit is stated after charging / (crediting):

	Depreciation of tangible assets	719,567	690,471
	Operating lease payments (land & buildings)	376,552	364,331
	Net exchange (gain) / loss	(68,539)	26,245
	Auditors' remuneration	24,000	24,000
	Non-audit fees paid to the Company’s auditors	8,050	14,400

Management Diagnostics Limited

Notes to the Financial Statements

for the year ended 31 December 2013 (year ended 31 December 2012 unaudited)

4.	Interest receivable and similar income	2013	2012
		£	£

	Bank interest receivable	581	994
	Other interest receivable	1,265	-

		1,846	994

5.	Tax credit on profit on ordinary activities
		2013	2012
		£	£

	Corporation tax at 20% (2012 - 20%)	-	-
	Overseas tax	48,226	66,718
	Prior year tax credit	(81,240)	(126,008)

		33,014	59,290

The tax credit assessed for the period is lower than small profit rate of corporation tax in the UK of 20% (2012 - 20%). The differences are explained as follows:

	2013	2012
	£	£

Profit on ordinary activities before taxation	451,708	308,731

Profit on ordinary activities multiplied by small profit rate of corporation tax in the UK of 20% (2012 - 20%)

	90,342	61,746
Effect of:
Expenses not deductible for tax purposes	2,856	5,777
Capital allowances in excess of depreciation	(45,349)	(23,510)
Other timing differences tax losses c/f	(47,849)	(44,013)
Overseas tax	48,226	66,718
Prior year tax credit	(81,240)	(126,008)

Current taxation credit for year	(33,014)	(59,290)

Unrelieved tax losses of approximately £11m (2012: £11m) remain available to offset against future taxable trading profits.

Management Diagnostics Limited

Notes to the Financial Statements

for the year ended 31 December 2013 (year ended 31 December 2012 unaudited)

6.	Employees	2013	2012
		£	£

	Staff costs during the year (including directors) were as follows:
	Wages and salaries	3,115,206	3,097,516
	Social security costs	267,920	271,532
	Pensions and other costs	111,534	112,532

		3,494,660	3,481,580

The average number of employees during the year was 284 (2012: 284).

	Research and development	259	258
	Administration, sales and customer support	25	26

		284	284

7.	Directors' emoluments	2013	2012
		£	£

	Emoluments	876,014	798,210
	Pension scheme contributions	38,150	38,150

		914,164	836,360

	Highest paid director:
	Emoluments	312,196	262,196
	Pension scheme contributions	18,200	18,200

		330,396	280,396

During the year, 3 directors (2012: 3) participated in money purchase pension schemes.

8.	Profit for the financial year

The parent company has taken advantage of section 408 of the Companies Act 2006 and has not included its own profit and loss account in these financial statements. The parent company’s profit for the year was £5,755 (2012: £126,919).

Management Diagnostics Limited

Notes to the Financial Statements

for the year ended 31 December 2013 (year ended 31 December 2012 unaudited)

9.	Tangible assets

Group		Fixtures	Office	Total
	Database	and fittings	equipment
	£	£	£	£
Cost

At 1 January 2013	7,887,512	577,685	1,079,634	9,544,831
Additions	714,074	6,945	35,791	756,810
Exchange adjustments	-	(16,504)	(24,649)	(41,153)

At 31 December 2013	8,601,586	568,126	1,090,776	10,260,488

Depreciation

At 1 January 2013	3,965,422	532,065	1,028,993	5,526,480
Charge for the year	673,576	12,140	33,851	719,567
Exchange adjustments	-	(10,689)	(20,971)	(31,660)

At 31 December 2013	4,638,998	533,516	1,041,873	6,214,387

Net book value

At 31 December 2013	3,962,588	34,610	48,903	4,046,101

At 31 December 2012	3,922,090	45,620	50,641	4,018,351

The group and company database costs comprise internal costs that have been capitalised, with the exception of third party costs totalling £25,566 (2012 - £29,373).

An impairment review was conducted at the end of year on the carrying value of the Database. The review was based on projections over the period to 2031 (the expected useful life of the database) and applied a discount factor of 15% to the resulting cash flows. The outcome of the review was that the carrying value of the Database was supported.

Management Diagnostics Limited

Notes to the Financial Statements

for the year ended 31 December 2013 (year ended 31 December 2012 unaudited)

9.	Tangible assets (continued)

Company		Fixtures	Office	Total
	Database	and fittings	equipment
	£	£	£	£

Cost

At 1 January 2013	8,245,436	123,531	426,702	8,795,669
Additions	739,640	-	12,270	751,910

At 31 December 2013	8,985,076	123,531	438,972	9,547,579

Depreciation

At 1 January 2013	4,066,200	123,531	404,923	4,594,654
Charge for the year	692,751	-	22,999	715,750

At 31 December 2013	4,758,951	123,531	427,922	5,310,404

Net book value

At 31 December 2013	4,226,125	-	11,050	4,237,175

At 31 December 2012	4,179,236	-	21,779	4,201,015

Database costs capitalised in the company include costs that have been purchased on an arms length basis from a wholly owned subsidiary at cost plus a mark up. This mark up has been eliminated on consolidation.

An impairment review was conducted at the end of year on the carrying value of the Database. The review was based on projections over the period to 2031 (the expected useful life of the database) and applied a discount factor of 15% to the resulting cash flows. The outcome of the review was that the carrying value of the Database was supported.

Management Diagnostics Limited

Notes to the Financial Statements

for the year ended 31 December 2013 (year ended 31 December 2012 unaudited)

10.	Investments

The Company owns 100% of the share capital of MDL ESOP Limited, a company incorporated in the UK. The Company holds 2 shares with a nominal value of £1 each.

The Company owns 100% of the share capital of Boardex Limited, a company incorporated in the UK. The Company holds 2 shares with a nominal value of £1 each.

The Company owns 100% of the share capital of Boardex.com Limited, a company incorporated in the UK. The Company holds 2 shares with a nominal value of £1 each.

The Company owns 100% of the share capital of Boardex India Private Limited, a company incorporated in India which carries out data compilation and quality assurance in relation to the database. The Company holds 99,980 shares with a nominal value of INR10 each (£12,497). At 31 December 2013 the net assets of Boardex India Private Limited were £713,367 (2012: £660,630).

The Company owns 100% of the share capital of Boardex LLC, a company incorporated in the USA which carries out product marketing on behalf of the Company. The Company holds 10 shares with a nominal value of US$1 each (£6). At 31 December 2013 the net assets of Boardex LLC were £196,332 (2012: £(101,897)).

At 31 December 2013 the aggregate capital and reserves of MDL ESOP Limited was £(2,766) (2012: £(2,766)). This represents the cost of shares held by the ESOP less the amounts owed to the Company. The result for the year then ended was £nil (2012: £nil).

Boardex Limited and Boardex.com Limited are dormant companies.

Please see note 19 for additional information regarding MDL ESOP Limited.

Management Diagnostics Limited

Notes to the Financial Statements

for the year ended 31 December 2013 (year ended 31 December 2012 unaudited)

11.	Debtors

	2013	2012
	£	£
Group
Trade debtors	606,169	864,937
Other debtors	33,314	32,145
Prepayments	256,769	236,346

	896,252	1,133,428

Company
Trade debtors	187,916	293,746
Other debtors	29,432	28,167
Amounts owed by group undertaking	1,002,893	1,097,964
Prepayments	47,166	52,811

	1,267,407	1,472,688

12.	Creditors: amounts falling due within one year

	2013	2012
	£	£
Group
Trade creditors	21,517	20,792
Other taxes and social security	379,534	397,706
Accruals	269,082	219,776

	670,133	638,274

Company
Trade creditors	21,517	20,792
Other taxes and social security	186,323	213,776
Amounts owed to group undertaking	682,675	626,901
Accruals	144,550	124,819

	1,035,065	986,288

Management Diagnostics Limited

Notes to the Financial Statements

for the year ended 31 December 2013 (year ended 31 December 2012 unaudited)

13.	Deferred income

	2013	2012
	£	£
Group & Company
Service subscriptions	3,031,088	3,310,805

Service subscriptions are by way of an annual user licence. The Company seeks to match income to services delivered by releasing revenues on a monthly basis across the term of the contract. Amounts relating to the unexpired period of contracts are held as deferred income.

14.	Obligations under operating leases

	Land and Buildings
	2013	2012
	£	£
Group
Operating leases which expire;
Within one year	281,703	276,483

	281,703	276,483

Company
Operating leases which expire;
Within one year	95,887	95,887

	95,887	95,887

Management Diagnostics Limited

Notes to the Financial Statements

for the year ended 31 December 2013 (year ended 31 December 2012 unaudited)

15.	Share capital

	2013	2012
	£	£
Authorised
1,500,000 Preferred Ordinary shares of 10p each	150,000	150,000
2,500,000 Ordinary ‘A’ shares of 10p each	250,000	250,000
2,000,000 Ordinary ‘B’ shares of 10p each	200,000	200,000
1,000 Ordinary ‘C’ shares of 10p each	100	100
1,000,000 Deferred Shares of 0.001p each	1,000	1,000

	601,100	601,100

Allotted and fully paid
884,456 Preferred Ordinary shares of 10p each	88,446	88,446
2,199,294 Ordinary ‘A’ shares of 10p each	219,929	219,929
1,222,183 Ordinary ‘B’ shares of 10p each	122,218	122,218
1,000 Ordinary ‘C’ shares of 10p each	100	100

	430,693	430,693
Allotted and nil paid
267,559 Ordinary ‘B’ shares of 10p each	26,756	26,756

	457,449	457,449

Rights associated with the Preferred Ordinary shares, the Ordinary ‘A’ shares, the Ordinary ‘B’ shares, the Ordinary ‘C’ shares and the Deferred Shares are documented in the Company’s Articles of Association.

The Company has undertaken to issue up to 203,367 new Ordinary ‘B’ shares to satisfy the potential exercise of Share Options which were granted on 22 June 2012.

Management Diagnostics Limited

Notes to the Financial Statements

for the year ended 31 December 2013 (year ended 31 December 2012 unaudited)

16.	Share premium account and reserves

		Share	Profit and
	Other	Premium	Loss
	Reserves	Account	Account
	£	£	£
Group
At 1 January 2013	559,618	16,022,450	(14,738,056)
Retained profit for the year	-	-	484,722
Exchange adjustment	-	-	(113,581)

At 31 December 2013	559,618	16,022,450	(14,366,915)

Company
At 1 January 2013	559,618	16,022,450	(15,068,358)
Retained profit for the year	-	-	5,755

At 31 December 2013	559,618	16,022,450	(15,062,603)

17.	Reconciliation of movements in shareholders' funds

	2013	2012
	£	£
Group
Opening shareholders’ funds	2,278,115	1,952,592
Issue of shares	-	120
Profit for the financial year	484,722	368,021
Exchange adjustment	(113,581)	(42,618)

Closing shareholders’ funds	2,649,256	2,278,115

	2013	2012
	£	£
Company
Opening shareholders’ funds	1,947,813	1,820,774
Issue of shares	-	120
Profit for the financial year	5,775	126,919

Closing shareholders’ funds	1,953,568	1,947,813

Management Diagnostics Limited

Notes to the Financial Statements

for the year ended 31 December 2013 (year ended 31 December 2012 unaudited)

18.	Notes to the statement of cash flows

Reconciliation of operating profit to net cash inflow from operating activities

	2013	2012
	£	£

Operating profit	449,862	307,737
Change in debtors	237,176	158,284
Change in creditors	31,859	88,671
Change in deferred income	(279,717)	(277,411)
Depreciation	719,567	690,471
Exchange differences	(104,088)	(63,678)

Net cash inflow from operating activities	1,054,659	904,074

Reconciliation of net cash flow to movement in net funds

	2013	2012
	£	£

Increase in cash	332,709	368,172

Net funds brought forward	1,075,415	707,243

Net funds carried forward	1,408,124	1,075,415

Analysis of changes in net funds

	At 1 Jan 2013	Cash Flow	At 31 Dec 2013
	£	£	£

Cash at bank and in hand	1,075,415	332,709	1,408,124

	1,075,415	332,709	1,408,124

Management Diagnostics Limited

Notes to the Financial Statements

for the year ended 31 December 2013 (year ended 31 December 2012 unaudited)

19.	MDL ESOP Limited

MDL ESOP Limited (the “ESOP”) was established as a subsidiary of the Company to encourage and facilitate the acquisition and holding of securities by or for the benefit of employees, former employees and relatives of employees of the Company.

Pursuant to a loan facility made available by the Company, the ESOP has subscribed to 233,442 Ordinary ‘B’ shares (2012 - 261,129 Ordinary ‘B’ shares) in the Company and is able to offer to eligible employees options over such shares at the prevailing market price.

The allocation and distribution of such options is at the discretion of the Directors of the ESOP in their capacity as Trustees of the ESOP which is constituted as a Trust Fund. The Trust Fund and the income thereof is held by the Trustees for the benefit of the beneficiaries in accordance with the terms of the Trust Deed. The Trustees are required to keep accurate accounts of the Trust Fund and may have them audited annually by a firm of professionally qualified accountants selected by the Trustees and approved by the Board. The Trustees are not required to engage in the management or conduct of the business of any company whose shares or securities constitute the whole or part of the Trust Fund. The Trustees may pay out of capital or income (at the Trustees discretion) any expenses properly incurred in connection with the administration of the Trust Fund.

In accordance with UITF 38, the investment in own shares relating to MDL ESOP Limited as at 31 December 2013 of £23,346 (2012: £23,346) has been presented as a deduction in arriving at shareholders’ funds.

Management Diagnostics Limited

Notes to the Financial Statements

for the year ended 31 December 2013 (year ended 31 December 2012 unaudited)

19.	MDL ESOP Limited (continued)

During the year the group had share option schemes falling within the scope of FRS 20. With the exception of the share options granted on 22 June 2012 all share options under these schemes have been granted over issued shares held by the ESOP. The options were granted with a fixed exercise price equal to the market price of the shares at the date of grant. Exercise of options is subject to continued employment within the group. There are no other conditions attached to the options. Options were valued using the Black-Scholes option pricing model rather than a valuation of the employee services. The expected volatility is based on historic group volatility or an approximation thereto.

Details of the arrangements are described below:

	Options at	Options at	Options at
	£5.14	£3.50	£0.10

Grant Date(s)	June '12	Aug '06 - Jan '07	Mar '05 - Jan '07
Number of options granted	260,458	160,505	15,806
Share Price at date of grant	£5.14	£3.50	£0.10 - £14.00
Exercise price	£5.14	£3.50	£0.10
Vesting Date(s)	Immediate	Aug '09 - Jan '10	Mar '08 - Jan '10
Expiry Date(s)	June '22	Aug '15 - Jan '16	Mar '11 - Jan '16
Expected life	4.5 Yrs	4.5 Yrs	4.5 Yrs
Expected volatility	37%	37%	37%
Risk free interest rate	5%	5%	5%
Expected dividend yield	nil	nil	nil
Expected departures at 31 Dec 2013	10%	10%	10%
Fair value per option	£0.00	£1.34	£0.00 - £13.90

Management Diagnostics Limited

Notes to the Financial Statements

for the year ended 31 December 2013 (year ended 31 December 2012 unaudited)

19.	MDL ESOP Limited (continued)

With the exception of the share options granted on 22 June 2012 all share options have been granted over issued shares held by the ESOP.

A reconciliation of the movements in the number of share options is summarised as follows:

	2013 Number of options	2013 Weighted average exercise price	2012 Number of options	2012 Weighted average exercise price

Outstanding at 1 January	436,809		178,951
Granted	-		260,458
Exercised	-		-
Lapsed	(40)		(2,600)

Outstanding at 31 December	436,769	£4.35	436,809	£4.36

Exercisable at year end	436,769		436,809

For options outstanding at the year end, the range of exercise prices and average remaining contractual life was as follows:

Exercise price	2013 Number of options	2013 Average remaining contractual life	2012 Number of options	2012 Average remaining contractual life

£0.10	15,806		15,806
£3.50	160,505		160,505
£5.14	260,458		260,458
£10.00	-		40

	436,769	n/a	436,809	n/a

Management Diagnostics Limited

Notes to the Financial Statements

for the year ended 31 December 2013 (year ended 31 December 2012 unaudited)

20.	Capital commitments

Neither the group nor the company had any capital commitments at 31 December 2013 or at 31 December 2012.

21.	Contingent liabilities

Neither the group nor the company had any contingent liabilities at 31 December 2013 or at 31 December 2012.

22.	Related party disclosure

The company has taken advantage of the exemption in Financial Reporting standard No. 8 “Related party disclosures” and has not disclosed transactions with group undertakings.

The company provides IT support services to Sainty Hird and Partners Limited, a company of which JL Sainty is a director. The company charges £45,000 pa for these services.

23.	Subsequent event

On 31 October 2014, the company was acquired by The Deal, LLC, a wholly owned subsidiary of TheStreet, Inc., a United States corporation.

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